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                                                                   EXHIBIT 10.24

As amended through December 17, 2002

                      MILLENNIUM PREDICTIVE MEDICINE, INC.

                           1997 EQUITY INCENTIVE PLAN

1.   PURPOSE.

     The purpose of this plan (the "Plan") is to secure for Millennium Predictive Medicine, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by employees and directors of, and consultants or advisors to, the Company and its parent Millennium Pharmaceuticals, Inc., or any successor entity thereto (the "Parent"), and all present and future subsidiary corporations of (a) the Parent, other than the Company ("Parent Subsidiaries"), and (b) the Company ("Company Subsidiaries"), in each case who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the Parent and all Parent Subsidiaries and Company Subsidiaries.

2.   TYPE OF OPTIONS AND AWARDS; ADMINISTRATION.

     (a) TYPES OF OPTIONS AND AWARDS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options which are not intended to meet the requirements of Section 422 of the Code. Awards granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and shall meet the requirements of Section 13 of the Plan.

     (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion (i) grant options to purchase shares of the Company's Common Stock (as defined in Section 4 of the Plan), and issue shares upon exercise of such options as provided in the Plan and (ii) make awards for the purchase of shares of Common Stock pursuant to Section 13 of the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements, awards and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements and awards, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement or award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall

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be liable for any action or determination made in good faith. The Board of
Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee to the extent authority is so delegated to such Committee.

3.   ELIGIBILITY.

     Options and awards may be granted or made to persons who are, at the time of grant, employees and directors of, or consultants or advisors to, the Company, its Parent, Parent Subsidiaries or Company Subsidiaries; PROVIDED, that the class of individuals to whom Incentive Stock Options may be granted shall be limited to all employees of the Company, its Parent and Company Subsidiaries. A person who has been granted an option or award may, if he or she is otherwise eligible, be granted additional options or awards if the Board of Directors shall so determine. Subject to adjustment as provided in Section 16 below, the maximum number of shares with respect to which options or restricted stock awards may be granted to any person under the Plan shall not exceed 300,000 shares of Common Stock during any calendar year during the term of the Plan. For the purpose of calculating such maximum number, (a) an option or award shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding option or award or the issuance of a new option or award in substitution for a cancelled option or award shall be deemed to constitute the grant of a new additional option or award, as the case may be, separate from the original grant that is repriced or cancelled.

4.   STOCK SUBJECT TO PLAN.

     Subject to adjustment as provided in Section 16 below, the total number of shares which may be issued and sold under the Plan is 2,200,000 shares of Class B Common Stock of the Company, $.001 par value per share ("Common Stock"). If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants or awards under the Plan.

5.   FORMS OF OPTION AGREEMENTS.

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

6.   PURCHASE PRICE UPON EXERCISE OF OPTIONS.

     (a) GENERAL. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the exercise price shall not be less

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than 100% of the fair market value of such stock, as determined by the Board of
Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

     (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (ii) by any other means (including without limitation by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined in such manner as may be prescribed by the Board of Directors.

7.   OPTION PERIOD.

     Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such date, in the case of an Incentive Stock Option, shall in no case be later than ten years after the date on which the option is granted.

8.   EXERCISE OF OPTIONS.

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9.   NONTRANSFERABILITY OF OPTIONS.

     Incentive Stock Options shall not be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee. All other options shall be transferable only to the extent set forth in the agreement evidencing such option.

10.  EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     The Board of Directors shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee's employment or other relationship with the Company or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

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11.  INCENTIVE STOCK OPTIONS.

     Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

     (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

     (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

          (ii) The option exercise period shall not exceed five years from the date of grant.

     (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (d) TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

          (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), PROVIDED, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

          (ii) if the optionee dies while in the employ of the Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised, by the person to whom it is transferred by will or the laws of descent and distribution, within the period of one year after the date of

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     death (or within such lesser period as may be specified in the applicable option agreement); and

          (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option or award granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no stock option may be exercised after its expiration date.

12.  ADDITIONAL PROVISIONS.

     (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; PROVIDED THAT such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     (b) ACCELERATION, EXTENSION, ETC. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all or any particular option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code.

13.  AWARDS.

     A restricted stock award (an "award") shall consist of the sale and issuance by the Company of shares of Common Stock, and the purchase by the recipient of such shares, subject to the terms, conditions and restrictions described in the document evidencing the award and in this Section 13 and elsewhere in the Plan.

     (a) EXECUTION OF RESTRICTED STOCK AWARD AGREEMENT. As a condition to an award under the Plan, each recipient of an award shall execute an agreement in such form, which may differ among recipients, as shall be specified by the Board of Directors at the time of such award.

     (b) PRICE. The Board of Directors shall determine the price at which shares of Common Stock shall be sold to recipients of awards under the Plan. The Board of Directors may, in its discretion, issue shares pursuant to awards at a purchase price below the then fair market value of the Common Stock. If a purchase price is required to be

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paid, it shall be paid in cash or by check payable to the order of the Company at the time that the award is accepted by the recipient, or by such other means as may be approved by the Board of Directors.

     (c) NUMBER OF SHARES. The award shall specify the number of shares of Common Stock granted thereunder.

     (d) RESTRICTIONS ON TRANSFER. In addition to such other terms, conditions and restrictions upon awards as shall be imposed by the Board of Directors, all shares issued pursuant to an award shall be subject to the following restrictions:

          (1) All shares of Common Stock subject to an award (including any shares issued pursuant to paragraph (e) of this Section) shall be subject to certain restrictions on disposition and obligations of resale to the Company as provided in subparagraph (2) below for the period specified in the document evidencing the award, and shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of until such restrictions lapse. The period during which such restrictions are applicable is referred to as the "Restricted Period."

          (2) In the event that a recipient's employment with the Company (or consultancy or advisory relationship, as the case may be) is terminated within the Restricted Period, whether such termination is voluntary or involuntary, with or without cause, or because of the death or disability of the recipient, the Company shall have the right and option for a period of three months following such termination to buy for cash that number of the shares of Common Stock purchased under the award as to which the restrictions on transfer and the forfeiture provisions contained in the award have not then lapsed, at a price equal to the price per share originally paid by the recipient. If such termination occurs within the last three months of the applicable restrictions, the restrictions and repurchase rights of the Company shall continue to apply until the expiration of the Company's three month option period.

          (3) Notwithstanding subparagraphs (1) and (2) above, the Board of Directors may, in its discretion, either at the time that an award is made or at any time thereafter, waive its right to repurchase shares of Common Stock upon the occurrence of any of the events described in this paragraph (d) or remove or modify any part or all of the restrictions. In addition, the Board of Directors may, in its discretion, impose upon the recipient of an award at the time of such award such other restrictions on any shares of Common Stock issued pursuant to such award as the Board of Directors may deem advisable.

     (e) ADDITIONAL SHARES. Any shares received by a recipient of an award as a stock dividend on, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise with respect to, shares of Common Stock received pursuant to such award shall have the same status and shall bear the same restrictions, all on a proportionate basis, as the shares initially purchased pursuant to such award.

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     (f)  TRANSFERS IN BREACH OF AWARD. If any transfer of shares purchased pursuant to an award is made or attempted contrary to the terms of the Plan and of such award, the Board of Directors shall have the right to purchase for the account of the Company those shares from the owner thereof or his or her transferee at any time before or after the transfer at the price paid for such shares by the person to whom they were awarded under the Plan. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by specific performance to the extent permitted by law. The Company may refuse for any purpose to recognize as a shareholder of the Company any transferee who receives any shares contrary to the provisions of the Plan and the applicable award or any recipient of an award who breaches his or her obligation to resell shares as required by the provisions of the Plan and the applicable award, and the Company may retain and/or recover all dividends on such shares which were paid or payable subsequent to the date on which the prohibited transfer or breach was made or attempted.

     (g) ADDITIONAL AWARD PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any award granted under the Plan, including without limitation commitments to pay cash bonuses, make, arrange for or guarantee loans or transfer other property to recipients upon the grant of awards, or such other provisions as shall be determined by the Board of Directors.

14.  GENERAL RESTRICTIONS.

     (a) INVESTMENT REPRESENTATIONS. The Company may require any person to whom an option or award is granted, as a condition of exercising such option or purchasing the shares subject to the award, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option or award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

     (b) COMPLIANCE WITH SECURITIES LAWS. Each option and award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option or award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option or award may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

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15.  RIGHTS AS A SHAREHOLDER.

     The holder of an option or recipient of an award shall have no rights as a shareholder with respect to any shares covered by the option or award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

16.  ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED TRANSACTIONS.

     (a) GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan or repurchase rights of the Company, without changing the aggregate purchase price as to which such options remain exercisable, provided that no adjustment shall be made pursuant to this Section 16 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

     (b)  BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this
Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17.  MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION, ETC.

     (a) GENERAL. In the event of a consolidation or merger in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company or sale of all or substantially all of the assets of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and awards: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a merger under the terms of

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which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable in full, any restrictions on exercising outstanding options issued pursuant to the Plan prior to any given date shall terminate and any restrictions on and rights of the Company to repurchase shares covered by outstanding awards issued pursuant to the Plan shall terminate.

     (b) SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17A. CHANGE OF CONTROL.

     (a)  Change of Control occurs:

          (i) when a person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) acquires beneficial ownership of the Company's capital stock equal to 50% or more of either (i) the then-outstanding shares of the Company's common stock or
     (ii) the combined voting power of the Company's then-outstanding securities to vote generally in the election of directors;

          (ii) upon the consummation by the Company of (i) a reorganization, merger or consolidation, provided that, in each case, the persons who were the Company's stockholders immediately prior to the reorganization, merger or consolidation do not, immediately after, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or (ii) a liquidation or dissolution of the Company or the sale of all or substantially all of the Company's assets; or

          (iii) when the Continuing Directors (as defined below) do not constitute a majority of the Board of Directors (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board of Directors (x) who was a member of the Board of Directors on the date of the initial adoption of this provision by the Board of Directors or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time

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     of such nomination or election or whose election to the Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election. But, any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board of Directors, is excluded from clause (iii)(y) above.

     (b) Notwithstanding any provision to the contrary in this Plan, if an optionee or a recipient of an award (a "Participant") voluntarily terminates his or her employment with the Company for Good Reason or if the Company terminates the Participant's employment without Cause during the period one month before through twelve months after the date of a Change in Control, then, on the Participant's termination date:

          (i) all of the Participant's outstanding options and awards will immediately vest in full and will remain exercisable until the earlier of
     (a) the first anniversary of the Participant's termination of employment or
     (b) the end of the term of the option or award; and

          (ii) any reacquisition or repurchase rights held by the Company with respect to any of the Participant's options and awards will lapse.

     (c)  For purposes of this Section only:

          CAUSE means (1) the Participant's willful and continued failure to substantially perform the Participant's material responsibilities to the Company (except if the failure results from the Participant's incapacity caused by physical or mental illness or disability); (2) the Participant's conviction of a felony involving moral turpitude; or (3) the Participant's willful conduct which materially injures the business of the Company, monetarily or otherwise. If a Participant acts, or fails to act, in good faith and with the reasonable belief that his or her act, or failure to act, was in the best interests of the Company, then the act, or failure to act, will not be deemed willful for purposes of this definition.

          COMPANY includes any successor entity.

          GOOD REASON means the occurrence, without the Participant's express written consent, of:

          (1) a reduction in the Participant's title, annual base salary or a significant reduction in responsibilities as in effect immediately prior to, or as increased after, the effective date of the Change of Control; or

          (2) the relocation of the Participant's principal place of employment to a location more than fifty miles from the Participant's principal place of employment prior to the effective date of the Change of Control or a relocation that increases the Participant's commuting distance to and from the relocated place of employment to more than fifty miles.

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     (d)  If the benefits to the Participant resulting from Section 17A(b)(i)
and 17A(b)(ii) and any other benefits otherwise payable to a Participant constitute a parachute payment ("Payment") within the meaning of Section 280G (as amended or replaced) of the Code, and, except for this Section 17A(d), would be subject to the excise tax imposed by Section 4999 (as amended or replaced) of the Code (the "Excise Tax"), then the Payment will be the full amount or a lesser amount (with cash payments reduced before option and award compensation), whichever results in the Participant's receipt, on an after tax basis, of the greater amount of the Payment whether or not all or some portion of the Payment may be subject to the Excise Tax.

     Accountants selected by the Company will make, in writing and in good faith, any determination required under this Section 17A(d) unless the Company and the Participant otherwise agree in writing. The accountants may make reasonable assumptions and approximations in applying the Code to make their determination. The Company and the Participants will furnish to the accountants any information and documents that the accountants may reasonably request. The Company will pay all reasonable costs the accountants may incur in providing this determination.

18.  NO SPECIAL EMPLOYMENT RIGHTS.

     Nothing contained in the Plan or in any option or award shall confer upon any recipient of an award or optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

19.  OTHER EMPLOYEE BENEFITS.

     Except as to plans which by their terms include such amounts as compensation, neither the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise nor the value of an award granted to an employee will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.  AMENDMENT OF THE PLAN.

     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or recipient of an award, affect his or her rights under

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an option or award previously granted to him or her. With the consent of the optionee or recipient of the award affected, the Board of Directors may amend outstanding option agreements or awards in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

21.  WITHHOLDING.

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan or the purchase of shares subject to the award. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee or recipient of an award may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or the purchase of shares subject to an award or (ii) by delivering to the Company shares of Common Stock already owned by the optionee or award recipient. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or award recipient who has made an election pursuant to this Section 21(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b)  If the recipient of an award under the Plan elects, in accordance with
Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of any shares awarded under the Plan, the Company will require at the time of such election an additional payment for withholding tax purposes based on the difference, if any, between the purchase price of such shares and the fair market value of such shares as of the date immediately preceding the date of the award.

22.  CANCELLATION AND NEW GRANT OF OPTIONS, ETC.

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

23.  EFFECTIVE DATE AND DURATION OF THE PLAN.

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     (a)  EFFECTIVE DATE. The Plan shall become effective when adopted by the
Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options and awards may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) TERMINATION. Unless sooner terminated in accordance with Section 17, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options or the final vesting of awards granted under the Plan. Unless sooner terminated in accordance with
Section 17, the Plan shall terminate with respect to options which are not Incentive Stock Options and awards on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

24.  PROVISION FOR FOREIGN PARTICIPANTS.

     The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

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